SEASONS SERIES TRUST
Supplement to the Statement of Additional Information
Dated July 29, 2005

Under the section INVESTMENT ADVISORY AND MANAGEMENT AGREEMENT, the information regarding compensation for the International Equity Portfolio, Asset Allocation: Diversified Growth Portfolio and Cash Management Portfolio is deleted in its entirety and replaced with the following, effective October 3, 2005:

Portfolio	Advisory Fee (as a percentage of Assets)
International Equity Portfolio*	First $250 million Next $250 million Over $500 million	.95% ..90% ..85%
Asset Allocation: Diversified Growth Portfolio*	First $250 million Next $250 million Over $500 million	.85% ..80% ..75%
Cash Management Portfolio[1]*	First $100 million Next $400 million Next $500 million Over $1 billion	.475% ..450% ..425% ..400%

1Adviser shall be paid a composite fee based on the aggregate assets it manages for both SunAmerica Series Trust and Seasons Series Trust Cash Management Portfolios.

*Prior to October 3, 2005, the advisory fees for International Equity Portfolio, Asset Allocation: Diversified Growth Portfolio and Cash Management Portfolio were as follows:

International Equity Portfolio		1.00%
Asset Allocation: Diversified Growth Portfolio		.85%
Cash Management Portfolio	First $100 million Next $200 million Over $300 million	.55% ..50% ..45%

With respect to the Cash Management Portfolio, effective as of September 30, 2005 Banc of America Capital Management, LLC changed its name to Columbia Management Advisors, LLC. Accordingly, the Statement of Additional Information for all share classes of the Trust is hereby supplemented by changing all references to Banc of America Capital Management, LLC ("BACAP") to Columbia Management Advisors, LLC ("CMA") throughout the Statement of Additional Information.

Dated: October 26, 2005